SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8 - K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report - October 3, 1996



                           CONTINENTAL BANCORPORATION
             (Exact name of registrant as specified in its charter)


         New Jersey                   0-17907                   52-1625583
       (State or other             (Commission              (I.R.S. Employer
jurisdiction of incorporation)      File Number)             Identification No.)


 1345 Chews Landing Road, Gloucester Township, Laurel Springs, New Jersey 08201
               (Address of principal executive offices, zip code)


                                  609-227-8000
              (Registrant's telephone number, including area code)

Items 1, 3 - 6, 8 Omitted

Item 2, Acquisition or Disposition of Assets

            The attached press release (Exhibit 99) issued by Collective Bancorp, Inc., contains all relevant information concerning the disposition of all the assets of Continental Bancorporation.


Item 7.  Financial Statements and Exhibits
          (a) and (b) Omitted.
          (c) Exhibits
              (99)  Collective Bancorp, Inc. press release
                            dated October 1, 1996




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        Continental Bancorporation
                                        --------------------------
                                                (Registrant)



Date:  October 3, 1996                   SCOTT T. PAGE
                                         -------------
                                         Scott T. Page
                                         Senior Executive Vice President



                                       2